EXHIBIT 99.1
General Growth Properties, Inc.
Supplemental Financial Information
For the three and six months ended June 30, 2005

Supplemental Financial/Operational Data
June 30, 2005
Table of Contents

Corporate Overview	1 — 3
Corporate Profile	1
Corporate Overview	1
Stock Listing	1
Calendar of Events	1
Current Dividend	1
Investor Relations	1
Transfer Agent	1
Debt Ratings	1
Ownership Structure as of June 30, 2005	2
Total Market Capitalization	2
Research Coverage	3

Second Quarter 2005 Earnings Announcement	4 — 15

Supplemental Financial Data	16 — 32
Summary Financial Information, Earnings Measures and Retained FFO	16
Trailing Twelve Month EBITDA and Coverage Ratios	17
Computation of Comparable Property NOI Growth	18
Community Development Net Operating Income	19
Capital Information	20
Changes in Common Share and Unit Ownership	21
Common Dividend History	22
Debt Maturity and Current Average Interest Rate Summary	23
Summary of Outstanding Debt	24-31
Other Assets and Liabilities Detail	32

Supplemental Operational Data	33 — 38
Operating Statistics & Certain Financial Information	33
Portfolio GLA, Occupancy, Sales & Rent Data	34
Occupancy, Straight Line Rent, SFAS #141 & 142 and Tenant Allowances	35
Real Estate Net Operating Income by Geographic Area	36
Real Estate Net Operating Income by Categorization	37
Lease Expiration Schedule and Lease Termination Income at Share	38

Major Developments, Expansions & Acquisitions	39 — 42
Development in Progress	39
Developments and Expansions over $10 million	40 — 41
Acquisitions	42

Corporate Overview
All information included in this supplemental package is unaudited, unless otherwise indicated.
This report may contain forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact are statements that may be deemed forward-looking statements, which are subject to a number of risks, uncertainties and assumptions.
Readers are referred to the documents filed by the company with the SEC, specifically the most recent reports on Form 10-Q and 10-K, which identify important risk factors and estimates which could cause actual results to differ from those contained in the forward-looking statements.

Corporate Profile
General Growth Properties (GGP) and its predecessor companies have been in the shopping center business for fifty years. It is the second largest US based publicly traded Real Estate Investment Trust (REIT) in the United States. GGP owns, develops, operates and/or manages shopping malls in 44 states. As of August 1, 2005, GGP has ownership interests in, or management responsibility for 210 regional shopping malls totaling approximately 200 million square feet of retail space, as well as ownership in planned community developments and commercial office buildings.
Since going public in 1993, GGP has reported the highest per share funds from operations (FFO) growth in the regional mall sector at 16% on a compounded annualized basis. With a capitalization of approximately $35.5 billion, GGP delivers consistent earnings growth and dividend increases. Average occupancy at June 30, 2005 was 90.7% and sales per square foot were $421. The Bucksbaum family, which founded GGP, is still engaged in the operation of the company’s day-to-day business activities. The senior management together with a majority of its nearly 6,000 employees own approximately 30% of the company.
Corporate Overview
The corporate mission of GGP is to create shareholder value and return by acquiring, developing, renovating, and managing primarily retail properties and by generating cash flow from land sales in master planned communities. The company provides investors an opportunity to participate in the ownership of high quality income producing real estate while, at the same time, maintaining liquidity. The company’s primary objective is to provide consistently increasing dividends and capital appreciation for its shareholders.
The corporate vision of GGP is to be a CUSTOMer built company, giving our C.O.R.E customers what they want, when they want it and where they want it. We are custom-built and customer-focused on our key audiences:
C Consumer
O Owners
R Retailers
E Employes
Whether you’re a shopper, shareholder, a retailer or an employee, GGP is CUSTOMer built for you.

Stock Listing

Common Stock
NYSE: GGP

Calendar of Events

Quarter End — Third Quarter 2005	September 30, 2005
Earnings Release — After the Market Close	October 31, 2005
Quarterly Conference Call — 9:00 am CST	November 1, 2005
Current Dividend
General Growth Properties, Inc. declared its third dividend for 2005 in the amount of $0.36 per share, payable to common stock shareholders of record on July 15, 2005, with payment on July 29, 2005. The current dividend represents an increase of 20% over the dividend of $0.30 per share paid for the same period last year. GGP reviews its dividend payments annually, usually prior to the fourth quarter dividend announcement, which is typically made in early October. GGP has, as a result of this review, raised its dividend every year since going public in April of 1993 when the (split-adjusted) initial quarterly dividend was approximately $0.12 per share. These annual increases have allowed GGP to grow its dividend at a compound annual growth rate of 9.5% since going public. GGP has increased its dividend an average of 20% per year for the last four years.

Investor Relations	Transfer Agent

Tim Goebel	Mellon Investor Services, LLC
Director, Investor Relations	Shareholder Relations
General Growth Properties	P.O. Box 3315
110 North Wacker Drive	South Hackensack, NJ 07606
Chicago, IL 60606	(888) 395-8037
(312) 960-5199	(201) 329-8660
(312) 960-5475
timothy.goebel@generalgrowth.com

Debt Ratings

Standard & Poors — Corporate Rating	BBB -
Standard & Poors — Senior Debt Rating	BB +
Standard & Poors — Rouse Bonds Rating	BB +
Moody’s — Senior Debt Rating	Ba2
Moody’s — Rouse Bonds Rating	Ba1

Please visit the GGP web site for additional information:	www.generalgrowth.com

Ownership Structure as of June 30, 2005

Total Market Capitalization - As Measured by Stock Price (dollars in thousands)	6/30/2005
Total Portfolio Debt (Company consolidated debt plus applicable share from unconsolidated affiliates) (a)	$23,251,548

Perpetual Preferred Units	Issuer’s Earliest Redemption Date
Perpetual Preferred Units at 8.25%	N/A	$5,000
Perpetual Preferred Units at 8.95%	4/23/2007	60,000

		65,000
Convertible Preferred Units
Convertible Preferred Units at 6.50%		26,637
Convertible Preferred Units at 7.00%		53,931
Convertible Preferred Units at 8.50%		69,142

		149,710

Other Preferred Stock		361

Total Preferred Securities			$215,071

Common Stock and Common Operating Partnership Units
Stock market value of 238 million shares of common stock and 53.7 million shares of operating partnership common units (which are convertible into an equal number of shares of common stock) — outstanding at end of period			$11,987,764

Total Market Capitalization at end of period			$35,454,383

(a)	Excludes purchase accounting mark-to-market adjustments of approximately $167.1 million and a $23.3 million minority interest adjustment related to Provo Mall and Spokane Mall.

Research Coverage
The following list of research coverage and contact information is included for informational purposes only. The company does not review any third party advice or investment or research report and therefore expressly does not adopt or endorse any such advice or report.

Banc of America Securities	Ross Nussbaum	(212) 847-5668
	Christy McElroy	(212) 847-5658

Bear Stearns	Amy Young	(212) 272-3523
	Ross Smotrich	(212) 272-8046

Deutsche Bank	Louis Taylor	(212) 250-4912
	Chris Capolongo	(212) 250-7726

Friedman Billings Ramsey	Paul Morgan	(415) 874-3412

Goldman Sachs	Carey Callaghan	(212) 902-4351
	Dennis Maloney	(212) 902-1970

Greenstreet Advisors	Greg Andrews	(949) 640-8780

J.P. Morgan	Michael Mueller	(212) 622-6689
	Joshua Bederman	(212) 622-6530

Lehman Brothers	David B. Harris	(212) 526-1790
	David Toti	(212) 526-2002

McDonald Investments	Richard C. Moore	(216) 443-2815

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley Dean Witter	Matt Ostrower	(212) 761-6284

Prudential Securities	James Sullivan	(212) 778-2515
	Robert Belzer	(212) 778-1441

RBC Capital	Jay Leupp	(415) 633-8588

SalomonSmithBarney	Jonathan Litt	(212) 816-0231
	Michael Bilerman	(212) 816-1383

UBS Warburg	Ian Weissman	(212) 713-8602

Wachovia	Jeff Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Second Quarter Earnings Announcement
August 1, 2005

News Release	General Growth Properties, Inc.
110 North Wacker Drive
Chicago, IL 60606
(312) 960-5000
FAX (312) 960-5475

FOR IMMEDIATE RELEASE	CONTACT:	John Bucksbaum
312/960-5005

Bernie Freibaum
312/960-5252
GENERAL GROWTH PROPERTIES, INC. REPORTS SECOND QUARTER RESULTS
Chicago, Illinois, August 1, 2005 — General Growth Properties, Inc. (NYSE: GGP) today announced second quarter 2005 results. Earnings per share – diluted (EPS) were $.01 for the second quarter of 2005 as compared to $.23 in the second quarter of 2004. Fully diluted Funds From Operations per share (FFO) were $.71 for the second quarter of 2005, a 16.6% increase over the $.61 reported in the comparable period of 2004.
“Our operating results for the second quarter of 2005 continue to show improvements from the expanded and more valuable platform represented by the combined operations of The Rouse Company and General Growth,” reported the Chief Executive Officer of General Growth Properties, John Bucksbaum. “Although pleased with our progress to date, we continue to expect more benefits and synergies to be realized in the years ahead.”
FINANCIAL AND OPERATIONAL HIGHLIGHTS
▪	EPS in the second quarter of 2005 were $.01 per share versus $.23 in the comparable period of 2004. Depreciation expense in the second quarter of 2005 was $173.5 million or $.73 per share versus $85.8 million or $.39 per share in 2004.

▪	FFO increased to $.71 in the second quarter of 2005, 16.6% above the $.61 reported in the second quarter of 2004. Total Funds From Operations for the quarter increased 24% to $207.6 million, from $167.0 million in the second quarter of 2004. The effects of non-cash rental revenue recognized pursuant to SFAS No. 141 and 142 resulted in approximately $7.5 million or $.03 of FFO in the second quarter of 2005 and $8.3 million or $0.03 in the comparable period of 2004. Non-cash ground rent expense recognized pursuant to SFAS No. 141 and 142, all of which was attributable to The Rouse Company acquisition, resulted in a reduction of approximately $2.0 million or approximately $.01 of FFO in the second quarter of

2005. Straight-line rent resulted in approximately $10.2 million or $.03 of FFO in the second quarter of 2005, versus $4.0 million or $.01 in the same period of 2004.

▪	FFO Guidance for 2005 remains estimated to be at least $3.13 per share. As future short term interest rates still cannot be accurately estimated, the Company will maintain this method of guidance (rather than guidance in a low to high range) until the Federal Reserve Board discontinues its measured increases of interest rates, or until such earlier time, if applicable, that the Company estimates that full year 2005 FFO per share could be below $3.13.
SEGMENT RESULTS
The Company is presenting its operations for 2005 in two business segments, Retail and Other, and Community Development. As the Community Development properties were acquired in November 2004, only one operating segment has been presented for 2004.
Retail and Other Segment
▪	Real estate property net operating income (NOI) from consolidated properties for the second quarter of 2005 increased to $414.7 million, 73.4% above the $239.2 million reported in the second quarter of 2004.

NOI from unconsolidated properties, at the Company’s ownership share, for the quarter increased 48.4% to $96.8 million, compared to $65.3 million in the second quarter of 2004.

▪	Revenues from consolidated properties were $628.8 million for the quarter, an increase of 77.0% compared to $355.2 million for the same period in 2004.

Revenues from unconsolidated properties, at the Company’s ownership share, for the quarter increased 59.7% to $158.7 million, compared to $99.4 million in the second quarter of 2004.

▪	Total tenant sales and comparable tenant sales, both on a trailing 12 month basis at June 2005, increased 5.4% and 3.3%, respectively, compared to the same period last year.

▪	Comparable NOI from consolidated properties in the second quarter of 2005 increased by 4.6% compared to the same period last year.

Comparable NOI from unconsolidated properties at the Company’s ownership share for the quarter increased by approximately 9.9% compared to the second quarter of 2004.

▪	Retail Center occupancy was 90.7% at both June 30, 2005 and 2004.

▪	Sales per square foot for second quarter 2005 were $421 versus $369 in the second quarter of 2004.

▪	Average rent

For consolidated properties, average rent per square foot for new/renewal leases signed during the quarter was $36.75 versus $32.40 for 2004. For unconsolidated properties, average rent per square foot for new/renewal leases signed in the second quarter of 2005 was $39.32 versus $35.27 for 2004. Average rent for consolidated properties leases expiring in 2005 was $29.63 versus $25.69 in 2004. For unconsolidated properties, average rent for leases expiring in 2005 was $32.31 compared to $32.35 in 2004.
Community Development Segment
▪	NOI for the three months ended June 30, 2005 for the properties in the Community Development segment was $20.0 million for consolidated properties and $9.7 million for unconsolidated properties. Substantially all of the Company’s $14.1 million in income taxes for the three months ended June 30, 2005 was attributable to the Community Development segment.

▪	Land sale revenues for the three months ended June 30, 2005 were approximately $114.3 million for consolidated properties and approximately $28.7 million for unconsolidated properties, amounts which represent approximately a 28% increase over the revenues achieved by The Rouse Company in the three months ended June 30, 2004.
CONFERENCE CALL/WEBCAST
The Company will host a live Webcast of its conference call regarding this announcement on our Web site, www.generalgrowth.com. This Webcast will take place on Tuesday, August 2, 2005, at 10:00 a.m. Eastern Time (9:00 a.m. CT, 7:00 a.m. PT). The Webcast can be accessed by selecting the conference call icon on the GGP home page.
The Company is the second largest U.S.-based publicly traded Real Estate Investment Trust (REIT). The Company currently has ownership interest and management responsibility for a portfolio of 210 regional shopping malls in 44 states, as well as ownership in planned community developments and commercial office buildings. The Company portfolio totals approximately 200 million square feet of retail space and includes over 24,000 retail stores nationwide. The Company is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the Company Web site at http://www.generalgrowth.com.
NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS
FUNDS FROM OPERATIONS
The Company, consistent with real estate industry and investment community preferences, uses Funds From Operations as a supplemental measure of operating performance for a REIT. The National Association of Real Estate Investment Trusts

(NAREIT) defines Funds From Operations as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
The Company considers Funds From Operations a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the Company’s properties. Funds From Operations does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the Company believes that Funds From Operations provides investors with a clearer view of the Company’s operating performance.
In order to provide a better understanding of the relationship between Funds From Operations and GAAP net income, a reconciliation of Funds From Operations to GAAP net income is provided. Funds From Operations does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs. In addition, the Company has presented Funds From Operations on a consolidated and unconsolidated basis (at the Company’s ownership share) as the Company believes that given the significance of the Company’s operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of the Company’s unconsolidated properties provides important insights into the income and Funds From Operations produced by such investments for the Company as a whole.
REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) AND COMPARABLE NOI
The Company believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues from continuing operations (rental income, land sales, tenant recoveries and other income) less property and related expenses from continuing operations (real estate taxes, land sales operating costs, repairs and maintenance, marketing and other property expenses). As with FFO described above, NOI has been reflected on a consolidated and unconsolidated basis (at the Company’s ownership share). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates, land values and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The Company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the Company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the Company’s operating results, gross margins and investment returns.
In addition, management believes that real estate NOI provides useful information to the investment community about the Company’s operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the Company’s financial performance. For reference and as an aid in understanding of management’s computation of NOI, a reconciliation of real estate NOI to income from operations as computed in accordance with GAAP is presented.
Comparable NOI excludes from both years the NOI of properties with significant physical or merchandising changes and those properties acquired or opened during the relevant comparative accounting periods.
PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the Company’s total operations are structured as joint venture arrangements which are unconsolidated, management of the Company believes that operating data with respect to all properties owned provides important insights into the income produced by such investments for the Company as a whole. In addition, the individual items of revenue and expense for the unconsolidated properties have been presented at the Company’s ownership share of such unconsolidated ventures. As the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of NOI and other operating statistics yields a more accurate representation of the relative size and significance of the elements of the Company’s overall operations.
FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements, including our FFO guidance. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of our indebtedness and interest rates, market conditions and land sales in the Community Development segment, and our ability to successfully manage our growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-Q, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release. The Company disclaims any obligation to update any forward-looking statements.

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Funds From Operations (FFO)
Operating Partnership	$207,588	$167,026	$417,203	$330,727
Less: Allocations to Operating Partnership unitholders	38,232	33,935	77,925	67,302

Company stockholders	$169,356	$133,091	$339,278	$263,425

FFO per share:
Company stockholders — basic	$0.71	$0.61	$1.43	$1.21
Operating Partnership — basic	0.71	0.61	1.43	1.21
Operating Partnership — diluted	0.71	0.61	1.43	1.21

Weighted average number of Company shares outstanding:
Basic	237,854	218,075	236,838	217,814
Basic (assuming full conversion of Operating Partnership units)	291,550	273,678	291,235	273,464
Diluted (assuming full conversion of Operating Partnership units)	292,618	274,485	292,100	274,300

Portfolio Results
Total property revenues	$743,178	$355,215	$1,432,736	$697,173
Total property operating expenses	(308,464)	(116,025)	(576,275)	(223,229)
Equity in real estate property net operating income of Unconsolidated Properties	106,565	65,266	207,791	130,076

Real estate property net operating income	541,279	304,456	1,064,252	604,020
Net property management fees and costs	763	2,310	(733)	2,169
Headquarters/regional costs, general and administrative and depreciation on non-income producing assets	(27,884)	(12,276)	(47,398)	(23,474)
Net interest expense	(242,353)	(90,094)	(485,164)	(176,764)
Income taxes	(14,061)	(382)	(12,754)	(389)
Equity in other FFO of Unconsolidated Properties	(42,097)	(27,095)	(83,267)	(54,225)
Preferred unit distributions	(8,059)	(9,893)	(17,733)	(20,610)

FFO — Operating Partnership	$207,588	$167,026	$417,203	$330,727

Summarized Balance Sheet Information	June 30,	December 31,
(In thousands)	2005	2004

Cash and cash equivalents	$50,549	$39,581
Investment in real estate:
Net land, buildings and equipment	$19,415,587	$19,657,322
Developments in progress	635,739	559,969
Investment in and loans to/from Unconsolidated Real Estate Affiliates	1,852,770	1,945,541
Investment land and land held for development and sale	1,641,352	1,638,013

Net investment in real estate	$23,545,448	$23,800,845

Total assets	$25,501,519	$25,718,625

Mortgage and other property debt payable	$20,458,401	$20,310,947
Minority interest — Preferred	215,071	403,161
Minority interest — Common	476,727	551,282
Stockholders’ equity	2,044,244	2,143,150

Total capitalization (at cost)	$23,194,443	$23,408,540

GENERAL GROWTH PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Revenues:
Minimum rents	$409,398	$231,724	$819,882	$453,419
Tenant recoveries	183,718	105,469	365,725	207,690
Overage rents	9,700	4,703	23,286	13,054
Land sales	114,345	—	175,751	—
Management and other fees	23,252	20,163	42,815	38,864
Other	26,450	12,316	48,937	21,172

Total revenues	766,863	374,375	1,476,396	734,199

Expenses:
Real estate taxes	52,781	28,848	106,285	56,970
Repairs and maintenance	50,206	25,320	104,023	49,956
Marketing	12,530	10,515	24,898	20,955
Other property operating costs	94,341	48,777	184,362	89,998
Land sales operations	94,348	—	148,195	—
Provision for doubtful accounts	4,258	2,565	8,512	5,350
Property management and other costs	43,484	24,312	78,121	49,324
General and administrative	3,635	2,812	6,446	5,002
Depreciation and amortization	173,075	85,757	336,384	158,660

Total expenses	528,658	228,906	997,226	436,215

Operating income	238,205	145,469	479,170	297,984

Interest income	2,489	366	4,706	783
Interest expense	(244,842)	(90,460)	(489,870)	(177,547)
Income taxes	(14,061)	(382)	(12,754)	(389)
Income allocated to minority interests	(8,786)	(22,900)	(21,642)	(48,338)
Equity in income of unconsolidated affiliates	29,647	18,154	56,107	36,084

Income from continuing operations	2,652	50,247	15,717	108,577
Income from discontinued operations, net of minority interest	—	901	—	1,694

Net income	$2,652	$51,148	$15,717	$110,271

Basic earnings per share:
Continuing operations	$0.01	$0.23	$0.07	$0.50
Discontinued operations	—	0.01	—	0.01

Total basic earnings per share	$0.01	$0.24	$0.07	$0.51

Diluted earnings per share:
Continuing operations	$0.01	$0.22	$0.07	$0.49
Discontinued operations	—	0.01	—	0.01

Total diluted earnings per share	$0.01	$0.23	$0.07	$0.50

GENERAL GROWTH PROPERTIES, INC.
BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
(In thousands)

	Three Months Ended
	June 30, 2005
	Consolidated	Unconsolidated
	Properties	Properties (a)
Property revenues:
Minimum rents (b)	$409,398	$93,348
Tenant recoveries	183,718	44,867
Overage rents	9,700	1,140
Land sales	114,345	28,656
Other	26,017	19,371

Total property revenues	743,178	187,382

Property operating expenses:
Real estate taxes	52,781	13,762
Repairs and maintenance	50,206	10,158
Marketing	12,530	3,627
Other property operating costs (e)	94,341	33,670
Land sales operations	94,348	18,932
Provision for doubtful accounts	4,258	668

Total property operating expenses	308,464	80,817

Real estate property net operating income	434,714	106,565

Management and other fees	23,252	—
Property management and other costs	(22,489)	—
Headquarters/regional costs (d)	(20,995)	(7,321)
General and administrative	(3,635)	(576)
Depreciation on non-income producing assets, including headquarters buildings	(3,254)	—
Interest income	2,489	940
Interest expense	(238,611)	(34,048)
Amortization of deferred finance costs	(2,250)	(860)
Debt extinguishment costs	(3,981)	(232)
Income taxes	(14,061)	—
Preferred unit distributions	(8,059)	—

Funds From Operations	$143,120	$64,468	$207,588
Equity in Funds From Operations of Unconsolidated Properties	64,468	(64,468)	—

Operating Partnership Funds From Operations	$207,588	$—	$207,588

	Three Months Ended
	June 30, 2004
	Consolidated	Unconsolidated
	Properties	Properties (a)
Property revenues:
Minimum rents (b)	$231,724	$65,969
Tenant recoveries	105,469	30,821
Overage rents	4,703	559
Other (c)	13,319	2,030

Total property revenues	355,215	99,379

Property operating expenses:
Real estate taxes	28,848	8,725
Repairs and maintenance	25,320	7,271
Marketing	10,515	3,288
Other property operating costs	48,777	14,279
Provision for doubtful accounts	2,565	550

Total property operating expenses	116,025	34,113

Real estate property net operating income	239,190	65,266

Management and other fees	20,163	—
Property management and other costs	(17,853)	—
Headquarters/regional costs (d)	(6,459)	(5,617)
General and administrative	(2,812)	(384)
Depreciation on non-income producing assets, including headquarters buildings	(3,005)	—
Interest income	366	340
Interest expense	(86,808)	(20,882)
Amortization of deferred finance costs	(2,544)	(476)
Debt extinguishment costs	(1,108)	(76)
Income taxes	(382)	—
Preferred unit distributions	(9,893)	—

Funds From Operations	128,855	38,171	$167,026
Equity in Funds From Operations of Unconsolidated Properties	38,171	(38,171)	—

Operating Partnership Funds From Operations	$167,026	$—	$167,026

(a)	Reflect revenues and expenses of Unconsolidated Properties at Operating Partnership’s ownership share of such items.

(b)	Minimum rents includes the following:

	Consolidated	Unconsolidated
	Properties	Properties
2005
Straight-line rent	$7,892	$2,305
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	6,716	770
2004
Straight-line rent	$3,005	$1,026
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	6,476	1,861

(c)	Includes net FFO of investment property sold of $2,675.

(d)	Headquarters/regional costs for the Unconsolidated Properties include property management and other fees to General Growth Management, Inc. and the Rouse Management Company, Inc.

(e)	Includes non-cash ground rent expense pursuant to SFAS #141 and #142

Consolidated	Unconsolidated
Properties	Properties
$1,778	$154

GENERAL GROWTH PROPERTIES, INC.
BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
(In thousands)

	Six Months Ended
	June 30, 2005
	Consolidated	Unconsolidated
	Properties	Properties (a)
Property revenues:
Minimum rents (b)	$819,882	$190,016
Tenant recoveries	365,725	88,591
Overage rents	23,286	2,867
Land sales	175,751	37,223
Other	48,092	34,336

Total property revenues	1,432,736	353,033

Property operating expenses:
Real estate taxes	106,285	27,440
Repairs and maintenance	104,023	21,082
Marketing	24,898	7,216
Other property operating costs (e)	184,362	63,189
Land sales operations	148,195	24,590
Provision for doubtful accounts	8,512	1,725

Total property operating expenses	576,275	145,242

Real estate property net operating income	856,461	207,791

Management and other fees	42,815	—
Property management and other costs	(43,548)	—
Headquarters/regional costs (d)	(34,573)	(14,537)
General and administrative	(6,446)	(817)
Depreciation on non-income producing assets, including headquarters buildings	(6,379)	—
Interest income	4,706	1,709
Interest expense	(481,015)	(67,882)
Amortization of deferred finance costs	(4,242)	(1,508)
Debt extinguishment costs	(4,613)	(232)
Income taxes	(12,754)	—
Preferred unit distributions	(17,733)	—

Funds From Operations	292,679	124,524	$417,203
Equity in Funds From Operations of Unconsolidated Properties	124,524	(124,524)	—

Operating Partnership Funds From Operations	$417,203	$—	$417,203

	Six Months Ended
	June 30, 2004
	Consolidated	Unconsolidated
	Properties	Properties (a)
Property revenues:
Minimum rents (b)	$453,419	$130,794
Tenant recoveries	207,690	62,551
Overage rents	13,054	1,372
Other (c)	23,010	3,544

Total property revenues	697,173	198,261

Property operating expenses:
Real estate taxes	56,970	17,901
Repairs and maintenance	49,956	14,746
Marketing	20,955	6,580
Other property operating costs	89,998	27,703
Provision for doubtful accounts	5,350	1,255

Total property operating expenses	223,229	68,185

Real estate property net operating income	473,944	130,076

Management and other fees	38,864	—
Property management and other costs	(36,695)	—
Headquarters/regional costs (d)	(12,629)	(11,209)
General and administrative	(5,002)	(527)
Depreciation on non-income producing assets, including headquarters buildings	(5,843)	—
Interest income	783	749
Interest expense	(165,742)	(41,527)
Amortization of deferred finance costs	(5,618)	(1,204)
Debt extinguishment costs	(6,187)	(507)
Income taxes	(389)	—
Preferred unit distributions	(20,610)	—

Funds From Operations	254,876	75,851	$330,727
Equity in Funds From Operations of Unconsolidated Properties	75,851	(75,851)	—

Operating Partnership Funds From Operations	$330,727	$—	$330,727

(a)	Reflect revenues and expenses of Unconsolidated Properties at Operating Partnership’s ownership share of such items.

(b)	Minimum rents includes the following:

	Consolidated	Unconsolidated
	Properties	Properties
2005
Straight-line rent	$22,915	$8,714
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	14,347	1,569
2004
Straight-line rent	$5,120	$1,849
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	12,033	3,703

(c)	Includes net FFO of investment property sold in 2004 of $1,420.

(d)	Headquarters/regional costs for the Unconsolidated Properties include property management and other fees to General Growth Management, Inc. and the Rouse Management Company, Inc.

(e)	Includes non-cash ground rent expense pursuant to SFAS #141 and #142

Consolidated	Unconsolidated
Properties	Properties
$3,635	$308

GENERAL GROWTH PROPERTIES, INC.
SEGMENT RESULTS
(In thousands)

	Three Months Ended			Three Months Ended
	June 30, 2005			June 30, 2004
	Retail	Community		Retail
(In thousands)	and Other	Development	Total	and Other
Segment Basis (a)
Property revenues:
Minimum rents	$502,746	$—	$502,746	$297,693
Tenant recoveries	228,585	—	228,585	136,290
Overage rents	10,840	—	10,840	5,262
Land sales	—	143,001	143,001	—
Other	45,388	—	45,388	15,349

Total property revenues	787,559	143,001	930,560	454,594

Property operating expenses:
Real estate taxes	66,543	—	66,543	37,573
Repairs and maintenance	60,364	—	60,364	32,591
Marketing	16,157	—	16,157	13,803
Other property operating costs	128,010	1	128,011	63,056
Land sales operations	—	113,280	113,280	—
Provision for doubtful accounts	4,926	—	4,926	3,115

Total property operating expenses	276,000	113,281	389,281	150,138

Real estate property net operating income	$511,559	$29,720	$541,279	$304,456

Unconsolidated Properties
Property revenues:
Minimum rents	$93,348	$—	$93,348	$65,969
Tenant recoveries	44,867	—	44,867	30,821
Overage rents	1,140	—	1,140	559
Land sales	—	28,656	28,656	—
Other	19,371	—	19,371	2,030

Total property revenues	158,726	28,656	187,382	99,379

Property operating expenses:
Real estate taxes	13,762	—	13,762	8,725
Repairs and maintenance	10,158	—	10,158	7,271
Marketing	3,627	—	3,627	3,288
Other property operating costs	33,670	—	33,670	14,279
Land sales operations	—	18,932	18,932	—
Provision for doubtful accounts	668	—	668	550

Total property operating expenses	61,885	18,932	80,817	34,113

Real estate property net operating income	$96,841	$9,724	$106,565	$65,266

Consolidated Properties
Property revenues:
Minimum rents	$409,398	$—	$409,398	$231,724
Tenant recoveries	183,718	—	183,718	105,469
Overage rents	9,700	—	9,700	4,703
Land sales	—	114,345	114,345	—
Other	26,017	—	26,017	13,319

Total property revenues	628,833	114,345	743,178	355,215

Property operating expenses:
Real estate taxes	$52,781	—	52,781	28,848
Repairs and maintenance	50,206	—	50,206	25,320
Marketing	12,530	—	12,530	10,515
Other property operating costs	94,340	1	94,341	48,777
Land sales operations	—	94,348	94,348	—
Provision for doubtful accounts	4,258	—	4,258	2,565

Total property operating expenses	214,115	94,349	308,464	116,025

Real estate property net operating income	$414,718	$19,996	$434,714	$239,190

(a)	Segment basis results include both Consolidated Properties and the Operating Partnership’s ownership share of the results of operations of Unconsolidated Properties.

GENERAL GROWTH PROPERTIES, INC.
SEGMENT RESULTS
(In thousands)

	Six Months Ended			Six Months Ended
	June 30, 2005			June 30, 2004
	Retail	Community		Retail
(In thousands)	and Other	Development	Total	and Other
Segment Basis (a)
Property revenues:
Minimum rents	$1,009,898	$—	$1,009,898	$584,213
Tenant recoveries	454,316	—	454,316	270,241
Overage rents	26,153	—	26,153	14,426
Land sales	—	212,974	212,974	—
Other	82,427	1	82,428	26,554

Total property revenues	1,572,794	212,975	1,785,769	895,434

Property operating expenses:
Real estate taxes	133,725	—	133,725	74,871
Repairs and maintenance	125,105	—	125,105	64,702
Marketing	32,114	—	32,114	27,535
Other property operating costs	247,549	2	247,551	117,701
Land sales operations	—	172,785	172,785	—
Provision for doubtful accounts	10,237	—	10,237	6,605

Total property operating expenses	548,730	172,787	721,517	291,414

Real estate property net operating income	$1,024,064	$40,188	$1,064,252	$604,020

Unconsolidated Properties
Property revenues:
Minimum rents	$190,016	$—	$190,016	$130,794
Tenant recoveries	88,591	—	88,591	62,551
Overage rents	2,867	—	2,867	1,372
Land sales	—	37,223	37,223	—
Other	34,336	—	34,336	3,544

Total property revenues	315,810	37,223	353,033	198,261

Property operating expenses:
Real estate taxes	27,440	—	27,440	17,901
Repairs and maintenance	21,082	—	21,082	14,746
Marketing	7,216	—	7,216	6,580
Other property operating costs	63,189	—	63,189	27,703
Land sales operations	—	24,590	24,590	—
Provision for doubtful accounts	1,725	—	1,725	1,255

Total property operating expenses	120,652	24,590	145,242	68,185

Real estate property net operating income	$195,158	$12,633	$207,791	$130,076

Consolidated Properties
Property revenues:
Minimum rents	$819,882	$—	$819,882	$453,419
Tenant recoveries	365,725	—	365,725	207,690
Overage rents	23,286	—	23,286	13,054
Land sales	—	175,751	175,751	—
Other	48,091	1	48,092	23,010

Total property revenues	1,256,984	175,752	1,432,736	697,173

Property operating expenses:
Real estate taxes	106,285	—	106,285	56,970
Repairs and maintenance	104,023	—	104,023	49,956
Marketing	24,898	—	24,898	20,955
Other property operating costs	184,360	2	184,362	89,998
Land sales operations	—	148,195	148,195	—
Provision for doubtful accounts	8,512	—	8,512	5,350

Total property operating expenses	428,078	148,197	576,275	223,229

Real estate property net operating income	$828,906	$27,555	$856,461	$473,944

(a)	Segment basis results include both Consolidated Properties and the Operating Partnership’s ownership share of the results of operations of Unconsolidated Properties.

GENERAL GROWTH PROPERTIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Reconciliation of Real Estate Property Net Operating Income to GAAP Operating Income
Real estate property net operating income including Unconsolidated Properties	$541,279	$304,456	$1,064,252	$604,020
Unconsolidated Properties	(106,565)	(65,266)	(207,791)	(130,076)

Consolidated Properties	434,714	239,190	856,461	473,944
Management and other fees	23,252	20,163	42,815	38,864
Property management and other costs	(22,489)	(17,853)	(43,548)	(36,695)
Headquarters/regional costs	(20,995)	(6,459)	(34,573)	(12,629)
General and administrative	(3,635)	(2,812)	(6,446)	(5,002)
Depreciation and amortization	(173,075)	(85,757)	(336,384)	(158,660)
Other (a)	433	(1,003)	845	(1,838)

Operating Income	$238,205	$145,469	$479,170	$297,984

Reconciliation of Funds From Operations (FFO) to GAAP Net Income
FFO:
Company stockholders	$169,356	$133,091	$339,278	$263,425
Operating Partnership unitholders	38,232	33,935	77,925	67,302

Operating Partnership	207,588	167,026	417,203	330,727
Depreciation and amortization of capitalized real estate costs (including SFAS #141 and #142 in-place lease costs) other than amortization of financing costs	(204,368)	(102,548)	(397,876)	(192,076)
FFO of discontinued operations	—	(1,420)	—	(2,675)
Allocations to Operating Partnership unitholders	(568)	(12,811)	(3,610)	(27,399)

Income from continuing operations	2,652	50,247	15,717	108,577
Income from discontinued operations, net of minority interest	—	901	—	1,694

Net income	$2,652	$51,148	$15,717	$110,271

Reconciliation of Equity in Real Estate Property Net Operating Income of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Affiliates
Equity in real estate property net operating income of Unconsolidated Properties	$106,565	$65,266	$207,791	$130,076
Equity in net interest expense of Unconsolidated Properties	(34,200)	(21,094)	(67,913)	(42,489)
Equity in headquarters and general and administrative expenses of Unconsolidated Properties	(7,897)	(6,001)	(15,354)	(11,736)

Operating Partnership equity in FFO from Unconsolidated Properties	64,468	38,171	124,524	75,851
Depreciation and amortization of capitalized real estate costs (including SFAS #141 and #142 in-place lease costs) other than amortization of financing costs	(34,821)	(20,017)	(68,417)	(39,767)

Equity in income of unconsolidated affiliates	$29,647	$18,154	$56,107	$36,084

Reconciliation of Weighted Average Shares Outstanding
Basic:
Weighted average number of shares outstanding — FFO per share	291,550	273,678	291,235	273,464
Full conversion of Operating Partnership units	(53,696)	(55,603)	(54,397)	(55,650)

Weighted average number of Company shares outstanding — GAAP EPS	237,854	218,075	236,838	217,814

Diluted:
Weighted average number of shares outstanding — FFO per share	292,618	274,485	292,100	274,300
Full conversion of Operating Partnership units	(53,696)	(55,603)	(54,397)	(55,650)

Weighted average number of Company shares outstanding — GAAP EPS	238,922	218,882	237,703	218,650

(a)	Reflects discontinued operations and minority interests in Consolidated Properties real estate property net operating income.

Supplemental Financial Data
The following supplemental financial data should be read in conjunction with the company’s second quarter 2005 earnings announcement (included as pages
4-15 of this supplemental report) as certain disclosures and reconciliations required in these reports have not been included in the following supplemental financial data.

General Growth Properties, Inc.
Summary Financial Information, Earnings Measures and Retained FFO
For the Three and Six Months ended June 30, 2005

	Three Months
	Ended	Year to Date
	06/30/05	06/30/05
Funds from Operations (FFO)

FFO per share — Basic	$0.71	$1.43
FFO per share — Diluted	$0.71	$1.43

Diluted FFO per share growth rate	16.6%	18.5%

Net Income available to common stockholders

EPS — Basic	$0.01	$0.07
EPS — Diluted	$0.01	$0.07

Dividends paid per share and per unit

FFO per share — Diluted	$0.71	$1.43
Dividend paid per share	$0.36	$0.72

Payout ratio (% of diluted FFO paid out)	50.6%	50.4%

Cash From Recurring Operations

FFO — Operating Partnership	$207,588	$417,203
Plus (Less):
Excess cash from Community Development	14,760	21,485
Deferred income taxes	12,936	10,844
Tenant allowances and capitalized leasing costs (a)	(36,387)	(62,688)

Straight line rents adjustment	(10,197)	(31,629)
Non-cash rental revenue recognized pursuant to SFAS #141 and #142	(7,486)	(15,916)
Non-cash ground rent expense recognized pursuant to SFAS #141 and #142	1,932	3,943

Cash From Recurring Operations — Operating Partnership	$183,146	$343,242

Retained Funds From Recurring Operations

Cash From Recurring Operations — Operating Partnership (From Above)	$183,146	$343,242
Plus (Less):
Common dividends/distributions paid (b)	(104,265)	(209,575)

Retained Funds From Recurring Operations — Operating Partnership	$78,881	$133,667

(a)	Adjusted to exclude new development and redevelopment tenant allowances.

(b)	FFO has already been reduced by distributions on preferred partnership units.

General Growth Properties, Inc.
Trailing Twelve Month EBITDA and Coverage Ratios (a)
For the Twelve Month Periods Ending
June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004
(dollars in thousands except per share data)

	06/30/05	03/31/05	12/31/04	09/30/04
Pro Rata EBITDA
GAAP Net Income	$173,298	$221,794	$267,852	$273,630
Income: Discontinued Operations, net	1,338	2,239	3,028	3,734
Income Allocated to Minority Interests	77,932	152,651	105,473	111,182
Interest expense	907,252	725,053	535,902	423,830
Income Taxes	15,137	1,076	2,383	1
Amortization of Deferred Financing Fees	12,322	12,232	13,394	13,955
Debt Extinguishment Costs	14,672	11,643	16,521	6,707
Interest income	(10,150)	(7,427)	(5,270)	(3,416)
Depreciation	665,068	559,992	452,890	371,033

Pro Rata EBITDA (a)	$1,856,869	$1,679,253	$1,392,173	$1,200,656

Net Interest (a)

Amortization of Deferred Financing Fees	$(12,322)	$(12,232)	$(13,394)	$(13,955)
Debt Extinguishment Costs	(14,672)	(11,643)	(16,521)	(6,707)
Interest expense	(907,252)	(725,053)	(535,902)	(423,830)
Interest income	10,150	7,427	5,270	3,416

Net Interest	$(924,096)	$(741,501)	$(560,547)	$(441,076)

Interest Coverage Ratio	2.01	2.26	2.48	2.72

Fixed Charges (b)
Net Interest	$(924,096)	$(741,501)	$(560,547)	$(441,076)
Preferred Unit Distributions	(32,211)	(35,394)	(37,577)	(39,399)

Fixed Charges	$(956,307)	$(776,895)	$(598,124)	$(480,475)

Ratio of Fixed Charges to Pro Rata EBITDA	1.94	2.16	2.33	2.50

Fixed Charges & Common Dividend
Fixed Charges	$(956,307)	$(776,895)	$(598,124)	$(480,475)
Common Dividend/Distributions	(390,713)	(271,912)	(345,263)	(328,397)

Fixed Charges + Dividend	$(1,347,020)	$(1,048,807)	$(943,387)	$(808,872)

Ratio of Fixed Charges + Common Dividend to Pro Rata EBITDA	1.38	1.60	1.48	1.48

(a)	Includes operations of the Unconsolidated Real Estate Affiliates at the Company’s share

(b)	Excludes principal amortization payments

General Growth Properties, Inc.
Computation of Comparable Property NOI Growth
For the Three and Six Months ended June 30, 2005
(dollars in thousands)

	Three Months Ended		Year to Date
	06/30/05	06/30/04	06/30/05	06/30/04
Total NOI	$541,279	$304,456	$1,064,252	$604,020
NOI from noncomparable properties	(202,103)	(12,795)	(436,434)	(49,872)
NOI from Corporate and other	(2,240)	(1,270)	(4,566)	(2,522)
NOI from land sales	(29,721)	—	(40,189)	—

Comparable NOI of Regional Malls and Mixed-Use Properties	$307,215	$290,391	$583,063	$551,626

Increase in Comparable Regional Mall and Mixed-Use NOI from prior period	5.8%		5.7%

General Growth Properties, Inc.
Community Development Net Operating Income
For the Three and Six Months Ended June 30, 2005
(dollars in thousands)

					Unconsolidated	Company
	Consolidated Properties				Property @ share	Portfolio
						Total
	Columbia	Summerlin	Houston	Total	Woodlands	Community
	Operations	Operations	Operations	Consolidated	Operations	Development
For the three months ended June 30, 2005
Land Sales	$27,376	$86,969	$—	$114,345	$28,656	$143,001
Land Sales Operations	24,289	69,907	152	94,348	18,932	113,280

Net Operating Income	$3,087	$17,062	$(152)	$19,997	$9,724	$29,721

For the six months ended June 31, 2005
Land Sales	$47,099	$128,652	$—	$175,751	$37,223	$212,974
Land Sales Operations	42,083	105,754	358	148,195	24,590	172,785

Net Operating Income (a)	$5,016	$22,898	$(358)	$27,556	$12,633	$40,189

(a)	Without the purchase accounting mark-to-market adjustments NOI would have been $96.5 million.

Valuation and Reconciliation of NOI to Cash
Investment land and land held for development and sale:

Net Book Value — Balance Sheet as of 6/30/2005	$1,641,352
Estimated Value as of 12/31/2004 (a)	3,182,395

Net Operating Income (b)	$40,189

Add: Allocation of Land Basis	84,286
Other Non-cash Adjustments (b)	20,643

Sub-total	145,118

(Less): Land Development Expenditures, net of related financing	(83,444)

Estimated Net Cash Flow Generated	$61,674

(a)	The net book value reflects the recorded carrying amount of the assets in the Company’s financial statements. The estimated value reflects management’s valuation of the gross assets based upon a number of assumptions including historical sales rates and historical price appreciation. The estimated value is not based on any third party purchase offers and does not reflect any reduction for the value of stock that may be issued pursuant to the contingent stock agreement relating to Summerlin.

(b)	Although the Company is a REIT, and, therefore, generally is not subject to income taxes, the Community Development segment is subject to income taxes, the effects of such income taxes are not included in this reconciliation. Income taxes for the Company are reported in the Consolidated Statement of Operations, and they are a function of the tax structure of the Company as a whole. This reconciliation is net of an amount currently estimated to be paid in August 2005 under the Contingent Stock Agreement (CSA). In addition, the Company does not receive cash distributions from the Woodlands, and so its NOI is excluded. Please refer to our SEC filings, particularly our most recent Reports on Form 10-Q and 10-K, for more information concerning the CSA, income taxes, and deferrals.

General Growth Properties, Inc.
Capital Information
For June 30, 2005 and the Three Years Ended December 31, 2004
(dollars in thousands except per share data)

Capital Information	06/30/05	12/31/04	12/31/03	12/31/02
Closing common stock price per share	$41.09	$36.16	$27.75	$17.33
52 Week High (a)	$42.08	$36.90	$27.89	$17.43
52 Week Low (a)	$28.41	$24.31	$16.09	$12.67
Total Return – Trailing Twelve Months (share appreciation and dividend)	15.6%	34.8%	66.0%	41.4%

Common Shares and Common Units outstanding at end of period	291,744,064	291,313,310	274,075,356	272,105,865

Portfolio Capitalization Data
Total Portfolio Debt (b)	$23,251,548	$22,981,134	$8,527,348	$6,739,727
Convertible Preferred Stock (greater of market or par)	—	—	—	449,415
Total Preferred Minority Interest	215,071	403,161	495,211	468,201
Stock market value of common stock and Operating Partnership units outstanding at end of period	11,987,764	10,495,669	7,575,923	4,261,573

Total Market Capitalization at end of period	$35,454,383	$33,879,964	$16,598,482	$11,918,916

Leverage Ratio (%)	65.6%	67.8%	51.4%	56.5%

(a)	52-week pricing information includes intra-day highs and lows.

(b)	Excludes Spokane Mall and Provo Mall minority interest and purchase accounting mark-to-market adjustments.

General Growth Properties, Inc.
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2004 through June 30, 2005

	Operating	Company	Total Common
	Partnership	Common	& Equivalent
	Units	Shares	Shares
Number Outstanding at December 31, 2004	55,532,263	234,724,082	290,256,345

Direct Stock Purchase and Dividend Reinvestment Plan	—	39,503	39,503

Employee Stock Purchase Plan	—	111,976	111,976

Conversion of OP Units into Common Shares	(1,851,822)	1,851,822	—

Conversion of Preferred Units to OP Units and then to Common Shares	—	274,275	274,275

Issuance of Stock for Stock Option Exercises and Restricted Stock Grants	—	542,801	542,801

Issuance of Stock pursuant to the Hughes Contingent Stock Agreement	—	519,164	519,164

Number Outstanding at June 30, 2005	53,680,441	238,063,623	291,744,064

Total Common Shares and Units Outstanding at June 30, 2005:
291,744,064

Total Common
& Equivalent
Details for Diluted Common Shares and Units Outstanding:	Shares
Common Shares and Units Outstanding at June 30, 2005	291,744,064

Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options at June 30, 2005	1,302,468

Diluted Common Shares and Units Outstanding at June 30, 2005	293,046,532

Fully Diluted Common Shares and Units Outstanding at June 30, 2005:
293,046,532

Total Common
& Equivalent
Details for Weighted Average Diluted Common Shares and Units Outstanding:	Shares
Weighted Average Common Shares and Units Outstanding for the six months ended June 30, 2005 (Basic)	291,235,755

Weighted Average Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options	864,192

Fully Diluted Weighted Average Common Shares and Units Outstanding for the six months ended June 30, 2005	292,099,947

Weighted Average Fully Diluted Common Shares and Units Outstanding for the Six Months Ended June 30, 2005:
292,099,947

General Growth Properties, Inc.
Common Dividend History

(a)	Based on FFO definitions that existed during the specified reporting period

(b)	Dividend paid is assumed to be $1.44 ($.36/share x 4). This will be reviewed in October.

General Growth Properties, Inc.
Debt Maturity and Current Average Interest Rate Summary
As of June 30, 2005
(dollars in thousands)

	Consolidated		Unconsolidated		Company
	Properties		Properties (b)		Portfolio
		Current		Current		Current
		Average		Average		Average	% of
	Maturing	Interest	Maturing	Interest	Maturing	Interest	Total
Year	Amount (a)	Rate (c)	Amount (a)	Rate (c)	Amount (a)	Rate (c)	Debt
2005	$101,826	4.95%	$52,188	3.93%	$154,014	4.61%	0.66%
2006	1,344,617	5.92%	368,952	5.50%	1,713,569	5.83%	7.37%
2007	4,806,517	5.47%	676,703	4.68%	5,483,220	5.38%	23.58%
2008	3,883,510	5.42%	274,160	5.44%	4,157,670	5.42%	17.88%
2009	3,543,864	5.02%	310,772	5.59%	3,854,636	5.07%	16.58%
2010	3,129,900	5.02%	418,207	4.83%	3,548,107	5.00%	15.26%
2011	1,166,712	6.58%	290,910	6.49%	1,457,622	6.56%	6.27%
2012	1,037,322	5.85%	293,288	5.09%	1,330,610	5.68%	5.72%
2013	868,636	5.39%	199,701	5.13%	1,068,337	5.34%	4.59%
2014	82,789	5.49%	78,150	4.73%	160,939	5.12%	0.69%
Subsequent	305,216	7.27%	17,608	7.00%	322,824	7.29%	1.39%

Totals	$20,270,909 (d)	5.45%	$2,980,639	5.22%	$23,251,548	5.42%	100.00%

Fixed Rate (e)	14,064,986	5.49%	2,288,429	5.39%	16,353,415	5.48%	70.33%
Variable Rate (e)	6,205,923	5.35%	692,210	4.64%	6,898,133	5.28%	29.67%

Totals	$20,270,909 (d)	5.45%	$2,980,639	5.22%	$23,251,548	5.42%	100.00%

	Average Years to Maturity
Fixed Rate Debt	5.60 years		5.65 years		5.60 years

Variable Rate Debt	3.51 years		3.32 years		3.49 years

All GGP Debt	4.96 years		5.11 years		4.98 years

(a)	Excludes principal amortization.

(b)	Reflects the company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.

(c)	Reflects the current variable contract rate as of June 30, 2005 for all variable rate loans.

(d)	Reconciliation to GGP Consolidated GAAP debt

Consolidated
Consolidated debt, from above	$20,270,909
Spokane Mall & Provo Mall minority interest ownership adjustment	23,254
Purchase accounting mark-to-market adjustment	164,238

GGP Consolidated GAAP debt	$20,458,401

(e)	Includes the effects of swaps and deferred financing fees.

General Growth Properties, Inc.
Summary of Outstanding Debt
As of June 30, 2005
(dollars in thousands)

Company Debt, Stockholders' Equity and Preferred Equity at June 30, 2005 (at share)

$11,987,764 , 33.8%
$6,898,133 , 19.5%
$215,071 , 0.6%
$16,353,415 , 46.1%
Variable
Fixed
Preferred Equity
Stockholders' Equity at Market

General Growth Properties, Inc.
Incremental Loan Proceeds and Summary of Outstanding Debt
As of June 30, 2005
(dollars in thousands)
Second Quarter 2005 Financing Activity

March 31, 2005 Debt*	$23,044,218

New Funding: —
Property Related — Fixed	2,179,500

Paydowns:
Property Related — Fixed	(88,745)
Property Related — Variable	(1,019,506)
Other Property Related — Fixed	(77,717)
Other Property Related — Variable	(9,984)
Non-Property Related	(776,218)

June 30, 2005 Debt*	$23,251,548

*	Includes Company’s share of debt of Unconsolidated Real Estate Affiliates.

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Consolidated Properties
As of June 30, 2005
(dollars in thousands)
FIXED RATE

			Total Debt
Loan	Maturity Date	Rate	Balance
CMBS
GGP-MP Trust (a)	11/15/06	5.37%	$318,470
13 Affiliates (b)	11/15/07	5.51%	868,765

Secured Asset Loans
New Orleans Riverwalk	11/01/05	9.94%	1,203
Arizona Center	01/01/06	9.22%	8,594
Fashion Place	01/01/06	7.28%	63,863
Oakwood	01/01/06	8.41%	49,177
Chapel Hills	02/15/06	6.88%	33,958
Grand Traverse	02/15/06	6.88%	47,588
The Pines	02/15/06	6.88%	24,718
Country Hills	05/01/06	7.38%	5,205
Woodlands	06/01/06	7.00%	1,681
Lakeview Square	06/15/06	10.02%	22,667
Beachwood Place	07/01/06	8.07%	95,541
Covington Crossing	12/01/06	8.45%	14,370
Covington, Village Ctr, Town Ctr.	12/01/06	8.45%	16,585
Augusta Mall Partnership	02/01/07	8.13%	48,775
Columbia Mall	04/01/07	7.43%	54,487
Gwynns Falls	04/01/07	7.95%	16,747
White Marsh	12/01/07	7.91%	72,602
Columbia Devel/ Harborplace	01/01/08	7.53%	189,178
Fashion Show	01/01/08	3.83%	376,646
Mall St Vincent	01/01/08	7.11%	17,699
Corporate Debt	02/01/08	9.00%	41,004
Provo Mall	02/01/08	4.49%	36,874
Spokane Valley Mall	02/01/08	4.48%	30,492
Owings Mills Land	04/01/08	8.88%	4,515
Phoenix Theatre	04/01/08	8.39%	3,723
Two Owings Mills	04/01/08	8.88%	12,379
Two Owings Mills	04/01/08	7.03%	14,558
Mall St Matthews	05/01/08	9.00%	373
Mayfair	06/11/08	3.13%	192,220
Animas Valley	07/01/08	3.64%	26,653
Grand Teton	07/01/08	3.63%	28,557
Salem Center	07/01/08	4.12%	27,605
Tucson Mall	07/11/08	4.29%	126,443
Pioneer Place	08/01/08	7.15%	124,348
Foothills	09/01/08	6.63%	44,599
Northtown Mall	09/01/08	6.68%	77,644
Pierre Bossier	10/01/08	6.54%	38,229
Spring Hill	10/01/08	6.61%	83,831
Bayside	11/01/08	5.92%	57,183
Birchwood	11/01/08	6.72%	41,128
Mall of the Bluffs	11/01/08	6.72%	41,128
Oakwood	11/01/08	6.70%	54,838
Southwest Plaza	11/01/08	6.54%	78,397
Chico Mall	02/11/09	4.81%	60,690
Jordan Creek	03/01/09	4.59%	198,474
Southland	03/01/09	3.65%	88,075
JP Comm Sr. Austin Bluffs	04/01/09	4.60%	2,547
JP Comm Sr. Division Crossing	04/01/09	4.45%	5,869
JP Comm Sr. Fort Union	04/01/09	4.53%	3,064
JP Comm Sr. Halsey Crossing	04/01/09	4.54%	2,872
JP Comm Sr. Orem Plaza Center St	04/01/09	4.53%	2,738
JP Comm Sr. Orem Plaza State St	04/01/09	4.64%	1,695

(a)	The “GGP-MP Trust” CMBS pool is comprised of 110 N. Wacker Drive, Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall, Northgate Mall and Oglethorpe Mall.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Plaza Mall, Fox River Mall, Fox River Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Consolidated Properties
As of June 30, 2005
(dollars in thousands)
FIXED RATE

			Total Debt
Loan	Maturity Date	Rate	Balance
Secured Asset Loans Cont.
JP Comm Sr. Riverpointe Plaza	04/01/09	4.48%	$4,241
JP Comm Sr. Riverside Plaza	04/01/09	4.46%	6,070
JP Comm Sr. Woodlands Village	04/01/09	4.43%	7,755
Prince Kuhio	04/01/09	3.51%	41,074
Town East	04/10/09	3.51%	114,424
Grand Canal Shoppes	05/01/09	4.79%	420,735
Coastland	06/01/09	6.72%	103,502
The Crossroads (MI)	06/01/09	7.43%	42,288
Woodbridge	06/01/09	4.29%	223,149
Apache	08/01/09	7.05%	52,975
Summerlin	08/01/09	7.04%	12,528
Cumberland	08/10/09	7.88%	93,884
Oakview	10/01/09	7.82%	77,984
Baybrook	11/01/09	7.90%	89,362
Baybrook II	11/01/09	5.00%	67,588
Coral Ridge	11/01/09	6.15%	105,551
North Star	11/12/09	4.47%	249,035
Governor’s Square	12/01/09	7.66%	63,642
Lakeside Mall	12/01/09	4.31%	193,407
Mall St Matthews	01/01/10	4.83%	154,048
Ward Centre & Ward Entertainment	01/01/10	4.37%	62,497
Park Place	01/11/10	5.17%	187,644
Visalia	01/11/10	3.83%	46,714
Lansing I	01/15/10	9.90%	27,713
Pecanland	03/01/10	4.32%	64,159
Southland	03/05/10	5.09%	115,610
Providence Place	03/11/10	5.14%	378,768
Ridgedale	04/01/10	4.89%	189,556
West Valley	04/01/10	3.47%	63,715
Pioneer Place	04/27/10	10.00%	1,387
Peachtree	06/01/10	5.11%	95,000
Coronado	06/06/10	5.11%	179,000
Maine	06/11/10	4.88%	230,000
Burlington	07/01/10	5.29%	31,500
Glenbrook	07/01/10	4.98%	188,000
Regency Square	07/01/10	3.61%	102,218
St. Louis Galleria	07/05/10	4.93%	252,000
Lynnhaven	07/06/10	5.15%	251,000
Boise Towne Plaza	07/09/10	4.71%	11,730
JP Comm Jr. Gateway Crossing	07/09/10	3.51%	16,361
JP Comm Jr. Univ. Crossing	07/09/10	4.75%	12,215
Crossroads Center (MN)	08/01/10	4.82%	90,076
70 Columbia Corporate Center	10/01/10	10.15%	20,345
Park City	10/01/10	5.21%	159,234
Staten Island	10/01/10	6.55%	162,318
Westlake Center	01/01/11	7.89%	68,321
Rogue Valley	01/11/11	7.85%	27,655
Boise Mall	02/09/11	6.65%	75,167
10000 West Charleston	03/01/11	7.88%	23,004
Capital	04/01/11	7.41%	21,394
Eden Prairie	04/01/11	4.72%	85,474
Gateway	04/01/11	7.38%	41,928
Greenwood	04/01/11	7.36%	47,073
Northridge Fashion	07/01/11	7.29%	133,929
RiverTown	07/01/11	7.57%	124,753
Willowbrook Mall	07/01/11	6.82%	167,617
Collin Creek Mall	07/10/11	6.78%	70,928
Bayshore	09/01/11	7.24%	32,891
One Owings Mills Corp Ctr	12/01/11	8.50%	7,247
Eastridge (WY )	12/05/11	5.12%	41,611

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Consolidated Properties
As of June 30, 2005
(dollars in thousands)
FIXED RATE

			Total Debt
Loan	Maturity Date	Rate	Balance
Secured Asset Loans Cont.
Pine Ridge	12/05/11	5.15%	$28,055
Red Cliffs	12/05/11	5.18%	26,665
Three Rivers	12/05/11	5.16%	22,841
Hulen Mall	12/07/11	5.07%	120,157
Southpoint	04/06/12	5.37%	254,462
Oviedo	05/05/12	5.17%	54,943
GGP Holdings II	07/01/12	4.89%	150,000
Sikes Senter	07/01/12	5.29%	65,000
Valley Plaza	07/11/12	3.93%	103,389
Corporate Point	09/11/12	6.83%	9,528
Oxmoor	06/01/13	6.85%	59,717
Senate Plaza	06/30/13	5.71%	12,692
Town Center	07/15/13	6.99%	10,519
The Boulevard	08/01/13	4.30%	116,223
The Meadows	08/01/13	5.49%	109,322
Four Seasons	12/11/13	5.60%	109,462
Valley Hills	03/05/14	4.75%	60,851
Beachwood Place	06/01/14	9.11%	11,903
Bayside	07/01/14	5.92%	10,035
Bellis Fair	02/15/16	7.34%	67,792
New Orleans Riverwalk	01/01/17	6.55%	11,356
Houston	12/01/17	5.30%	5,506
Baltimore Center Garage	06/01/18	6.05%	20,591
10450 W. Charleston	01/01/19	6.84%	5,680
Houston	12/01/21	5.30%	970
Providence Place	07/01/28	7.82%	50,159
Baltimore Center	12/01/30	7.89%	67,793
Houston	05/01/31	5.30%	20,335
Provo Land Loan	08/01/95	11.20%	3,000

Corporate Debt
Houston	09/26/05	3.75%	2,507
JP Realty Public Notes Series B	03/11/06	7.29%	25,000
JP Realty Public Notes Series C	03/11/07	7.29%	25,000
Public Indenture	03/13/07	8.61%	2,000
JP Realty Public Notes Series D	03/11/08	7.29%	25,000
Houston	05/05/08	4.75%	19,268
Princeton Land	07/01/08	3.00%	21,000
Rouse Teachers Property	11/30/08	6.94%	58,000
Two Owings Mills	01/01/09	12.50%	2,500
Public Indenture	03/15/09	3.63%	400,000
Public Indenture	04/30/09	8.00%	200,000
Public Indenture	09/15/12	7.20%	400,000
Public Indenture	11/26/13	5.38%	350,000
Public Indenture	11/26/13	5.38%	100,000

Swaps
Swap Term Loan	01/31/07	3.43%	350,000
CMBS Swap	02/15/06	4.59%	100,000
CMBS Swap	02/15/07	4.59%	25,000
Beachwood Place	06/01/06	5.35%	110,000
Columbia Mall	06/01/06	5.18%	185,000
Fashion Place	06/01/06	5.06%	80,000
South Street Seaport	12/11/06	6.84%	12,850

Special Improvement Districts
SID’s	10/01/09	5.44%	674
SID Summerlin	11/01/09	5.38%	108
SID Summerlin	11/01/09	5.38%	314
Other SID’s	04/01/16	5.48%	305
SID Summerlin	04/01/16	5.48%	605
SID Summerlin	02/01/17	7.63%	2,900
SID Summerlin	02/01/20	8.25%	1,178
SID Summerlin	02/01/20	8.25%	6,053
SID Summerlin	05/01/21	7.75%	11,780
SID Summerlin	05/01/21	7.88%	10,208
SID Summerlin	06/01/21	7.75%	13,332
SID Summerlin	06/01/23	6.65%	3,200

Total Consolidated Fixed Rate Debt			$14,064,986

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Consolidated Properties
As of June 30, 2005
(dollars in thousands)

VARIABLE RATE
				Total Debt
Loan	Maturity Date	Rate (a)		Balance
Secured Asset Loans
GGP-MP Trust (c)	02/15/09	6.48%		$208,355
Rouse Teachers Finance	12/01/05	4.33%		18,116
La Cantera	06/20/06	5.13%		71,044
Lansing II	07/21/06	4.46%		40,000
Paramus Park	08/01/07	4.78%		97,908
Knollwood	10/01/07	4.58%		18,400
Eagle Ridge	10/01/07	4.61%		26,800
Century Plaza	10/01/07	4.53%		30,800
Stonestown	08/09/09	4.05%		220,000
Mall of Louisianna	11/10/09	4.63%		185,000
Arizona Retail	03/01/10	5.03%		8,550
Crossroads Center (MN) Mezzanine	08/01/10	4.99%		28,542
Houston Land	06/01/33	6.75%		2,473

Corporate Debt
Victoria Ward Limited	12/15/06	4.53%		90,000
GGPLP/GGPLPLLC Term A	11/12/07	5.67%		3,169,235
GGPLP/GGPLPLLC Revolver	11/12/07	5.44%		—
GGPLP/GGPLPLLC Term B	11/12/08	5.41%		1,990,000
Seaport Marketplace Theater, I	11/30/13	5.36%		700

Total Consolidated Variable Rate Debt				$6,205,923

Total Consolidated Debt & Swaps		5.28%	(b)	$20,270,909

(a)	For the variable rate loans, the interest rate reflected is the current variable contract rate as of June 30,2005.

(b)	Rates include the effects of deferred financing costs and interest rate swaps.

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Unconsolidated Properties
As of June 30, 2005
(dollars in thousands)

FIXED RATE
				Company ProRata
Loan	Maturity Date	Rate	Total Debt	Share
CMBS
GGP-MP Trust (a)	11/15/06	5.36%	$235,800	$120,154
13 Affiliates (b)	11/15/07	6.29%	138,635	70,704

Secured Asset Loans
Northpoint	06/01/06	7.58%	98,247	49,123
The Woodlands	12/01/06	8.04%	60,227	30,114
The Woodlands	06/01/07	7.75%	2,923	1,535
Park Meadows	10/01/07	7.72%	136,880	47,908
Columbiana	05/11/08	4.21%	69,463	34,732
Quail Springs	06/01/08	6.88%	41,291	20,645
Neshaminy	07/01/08	6.76%	60,000	15,000
Altamonte	09/01/08	6.55%	113,639	56,819
Chula Vista	10/01/08	4.18%	63,174	31,587
Towson Town Center	11/10/08	6.75%	136,451	47,758
Deerbrook	03/01/09	3.53%	82,501	41,251
Perimeter Shopping Center	05/01/09	6.77%	124,606	62,303
Mizner Park	07/01/09	4.84%	61,181	30,591
Steeplegate	08/01/09	5.01%	83,008	41,504
The Parks Addition	09/01/09	5.76%	38,977	19,488
The Parks at Arlington	09/01/09	7.50%	107,665	53,833
Trails Village Center	11/01/09	6.91%	199	99
Carolina Place	01/11/10	4.63%	167,920	83,960
Alderwood	07/06/10	4.97%	303,000	151,500
Christiana Mall	08/01/10	4.61%	120,000	60,000
Water Tower Place	09/01/10	4.97%	183,268	100,798
Newgate	10/01/10	4.89%	43,898	21,949
Newpark	02/01/11	7.48%	71,876	35,938
Willowbrook	04/01/11	6.99%	97,086	48,543
Vista Ridge	04/11/11	6.89%	85,633	42,816
Silver City Galleria	06/10/11	4.81%	138,000	69,000
Highland	07/10/11	6.83%	68,087	34,043
Northbrook Court	09/01/11	7.17%	93,989	46,994
Arrowhead	10/01/11	6.92%	81,454	13,574
Buckland Hills	07/01/12	4.95%	175,000	87,500
Oakbrook	10/01/12	5.12%	230,674	116,513
Stonebriar	12/11/12	5.18%	178,550	89,275
Bridgewater Commons	01/01/13	5.27%	144,705	50,647
Pembroke	04/11/13	4.99%	139,458	69,729
West Oaks	08/01/13	5.29%	74,369	37,184
Lakeland	10/01/13	5.17%	58,611	29,306
Bay City	12/01/13	5.36%	25,671	12,835
CenterPointe Village	01/08/14	6.31%	407	203
Lake Meade Blvd & Buffalo	01/08/14	7.20%	6,541	3,270
Washington Park	04/01/14	5.48%	12,850	6,425
Brass Mill	04/11/14	4.57%	136,502	68,251
CenterPointe Village	01/01/17	6.31%	14,392	7,196
Trails Village Center	07/10/23	8.21%	17,740	8,870

Unsecured Debt
Park Meadows	07/15/06	5.00%	5,600	1,960

Swaps
CMBS Swap	02/15/06	4.65%	75,001	37,501
CMBS Swap	02/15/07	4.65%	50,001	25,001
The Woodlands	07/03/06	4.74%	100,000	52,500
Riverchase	05/09/09	3.27%	200,000	100,000

Total Unconsolidated Fixed Rate Debt				$2,288,429

(a)	The “GGP-MP Trust” CMBS pool is comprised of 110 N. Wacker Drive, Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall, Northgate Mall and Oglethorpe Mall.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Plaza Mall, Fox River Mall, Fox River Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

General Growth Properties, Inc.
Summary of Outstanding Debt by Maturity Date at Share
Unconsolidated Properties
As of June 30, 2005
(dollars in thousands)

VARIABLE RATE
					Company ProRata
Loan	Maturity Date	Rate (a)		Total Debt	Share
CMBS
GGP-MP Trust (b)	02/15/09	4.02%		$58,480	$24,201

Secured Asset Loans
Woodlands community	08/01/05	3.75%		1,036	544
Woodlands community	08/30/05	5.34%		60,000	31,500
Woodlands community	12/31/05	5.91%		38,269	20,091
Merrick Park	10/29/06	4.42%		194,000	77,600
Natick Mall	01/10/07	3.88%		158,630	124,105
Galleria at Tyler	09/02/07	4.28%		94,500	49,490
Clackamas	09/09/07	4.54%		95,000	49,752
Kenwood Towne Centre	09/10/07	4.34%		144,149	75,491
Woodlands community	11/01/07	6.00%		3,380	1,775
Glendale Galleria	11/09/07	5.99%		99,591	49,795
Woodlands community	11/30/07	7.34%		50,000	26,250
Woodlands community	11/30/07	5.34%		176,000	92,400
First Colony	01/01/08	4.21%		67,000	33,500
Florence	01/13/08	4.51%		60,000	30,000
Woodlands community	01/01/08	6.22%		7,846	4,119
Woodlands community	08/01/17	3.25%		2,940	1,544
Woodlands community		5.50%		101	53

Total Unconsolidated Variable Rate Debt					$692,210

Total Unconsolidated Debt & Swaps		5.13%			$2,980,639

Total Debt & Swaps		5.26	%(b)		$23,251,548

(a)	For the variable rate loans, the interest rate reflected is the current variable contract rate as of June 30, 2005.

(b)	Rates include the effects of deferred financing fees and interest rate swaps.

General Growth Properties, Inc.
Detail of Other Assets and Liabilities
As of June 30, 2005
(dollars in thousands)

Total Prepaid and Other Assets

Goodwill	$413,995
Below market ground leases	376,582
Deferred tax asset	156,890
Acquired above market leases	121,734
Tax treaty — Providence Place	91,487
Cash escrows/deposits	89,137
Receivables — finance leases and bonds	68,452
Prepaid expenses	56,317
Remaining to be drawn under SIDS	47,907
Other	75,442

$1,497,943

Total Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses	$280,344
Acquired below market leases	223,051
Deferred gains/income	27,557
Capital leases	20,831
Other	328,394

$880,177

Supplemental Operational Data

General Growth Properties, Inc.
Operating Statistics & Certain Financial Information
As of June 30, 2005
(dollars in thousands)

	Consolidated	Unconsolidated	Company
	Retail	Retail	Retail
	Properties	Properties	Portfolio (b)
OPERATING STATISTICS (a)
Occupancy	90.5%	91.0%	90.7%
Trailing 12 month total tenant sales per sq. ft. (c)	$412	$439	$421
% change in total sales (c)	5.4%	5.4%	5.4%
% change in comparable sales (c)	3.2%	3.6%	3.3%
Mall and freestanding GLA excluding space under redevelopment (in sq. ft.)	41,470,429	18,851,702	60,322,131

CERTAIN FINANCIAL INFORMATION
Average annualized in place rent per sq. ft.	$32.37	$35.84
Average rent per sq. ft. for new/renewal leases	$36.75	$39.32
Average rent per sq. ft. for leases expiring in 2005	$29.63	$32.31
Percentage change in comparable real estate property net operating income (versus prior year comparable period) (d)	4.0%	9.9%

(a)	Data is for 100% of the Mall GLA in each portfolio, including those properties that are owned in part by Unconsolidated Real Estate Affiliates. Data excludes properties currently being redeveloped and/or remerchandised and miscellaneous (non-mall) properties.

(b)	Data presented in the column “Company Retail Portfolio” are weighted average amounts.

(c)	Due to tenant sales reporting timelines, data presented is as of May.

(d)	Comparable properties are those properties that have been owned and operated for the entire time during the compared accounting periods, and at which no significant physical or merchandising changes have been made in the last twelve months.

General Growth Properties, Inc.
Retail Portfolio GLA, Occupancy, Sales & Rent Data
As of June 30, 2005

GLA

				Avg. Mall/Outparcel
	Total Anchor GLA	Avg. Anchor GLA	Total Mall/Outparcel GLA	GLA	Total GLA
Consolidated	68,246,061	389,977	46,566,181	266,092	114,812,242
Unconsolidated	34,586,081	606,773	20,261,506	355,465	54,847,587

Grand Total	102,832,142	443,242	66,827,687	288,050	169,659,829
% of Total	60.6%		39.4%		100%

Occupancy History

As of	Consolidated	Unconsolidated	Weighted Average
06/30/05	90.5%	91.0%	90.7%
6/30/2004 (a)	90.8%	90.6%	90.7%
12/31/04	92.1%	91.9%	92.1%
12/31/2003 (a)	91.2%	91.4%	91.3%
12/31/2002 (a)	90.5%	91.5%	91.0%
12/31/2001 (a)(b)	90.6%	91.4%	91.0%

Trailing 12 Month Total Sales per Square Foot in Dollars

As of	Consolidated	Unconsolidated	Weighted Average
06/30/05	$412	$439	$421
6/30/2004 (a)	357	394	369
12/31/04	402	427	410
12/31/2003 (a)	337	376	351
12/31/2002 (a)	329	379	355
12/31/2001 (a) (b)	348	362	355

Rental Rates in Dollars

	Base Rent
	New/Renewals	Expirations	Releasing
Year	During Period	During Period	Spread
Consolidated
06/30/05	$36.75	$29.63	$7.12
6/30/2004 (a)	32.40	25.69	6.71
12/31/04	33.53	25.69	7.84
12/31/2003 (a)	31.83	22.16	9.67
12/31/2002 (a)	34.11	27.35	6.76
12/31/2001 (a) (b)	31.54	26.30	5.24

Unconsolidated
03/31/05	$39.32	$32.31	$7.01
6/30/2004 (a)	35.27	32.35	2.92
12/31/04	36.45	32.35	4.10
12/31/2003 (a)	34.71	31.29	3.42
12/31/2002 (a)	37.80	32.03	5.77
12/31/2001 (a) (b)	35.04	28.42	6.62

Average in Place Base Minimum Rent in Dollars

As of	Consolidated	Unconsolidated
06/30/05	$32.37	$35.84
6/30/2004 (a)	30.22	33.51
12/31/04	32.71	35.67
12/31/2003 (a)	28.37	32.63

Occupancy Cost as a % of Sales

As of	Consolidated	Unconsolidated	Weighted Average
06/30/05	10.1%	12.2%	10.7%
6/30/2004 (a)	11.4%	12.2%	11.7%
12/31/04	12.5%	13.0%	12.7%
12/31/2003 (a)	11.4%	12.4%	11.8%

(a)	Data excludes the Rouse portfolio, acquired November 12, 2004.

(b)	Data excludes the JP Reality portfolio, acquired July 2002.

General Growth Properties, Inc.
Occupancy, Straight Line Rent, SFAS #141 & #142 and Tenant Allowances
(dollars in thousands)
As of June 30, 2005

(a)	Dollars at share; to reflect only recurring tenant allowances, new development costs have been excluded.

(b)	Excludes results from the Rouse portfolio, acquired November 12, 2004.

(c)	Excludes discontinued operations.

(d)	Includes approximately $10.1 million of cumulative incremental straight-line rent related to a modification in our recognition policies for tenant holidays and inducements.

General Growth Properties, Inc.
Real Estate Net Operating Income by Geographic Area at Share
For the Six Months Ended June 30, 2005 and June 30, 2004
(dollars in thousands)

	6/30/2005		6/30/2004
	YTD	% of Total	YTD	% of Total
West
Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming	$332,080	32.6%	$251,319	41.8%

North Central
Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Wisconsin	126,948	12.5%	91,671	15.2%

South Central
Arkansas, Louisiana, Oklahoma, Texas	111,350	10.9%	62,716	10.4%

Northeast
Connecticut, Delaware, Indiana, Kentucky, Maine, Maryland, Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Vermont, Virginia, West Virginia	301,445	29.6%	110,832	18.4%

Southeast
Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee	147,708	14.5%	84,957	14.1%

TOTAL	$1,019,530	100.0%	$601,495	100.0%

**	Does not include 110 N. Wacker, Brazil, Community Development Segment or GGMI

General Growth Properties, Inc.
Real Estate Property Net Operating Income Categorization at Share
For the Six Months Ended June 30, 2005
(NOI dollars in thousands)

(a)	Includes office buildings that are adjacent to malls but excludes community centers

(b)	Excludes in-line spaces that are leased for periods of less than one year

General Growth Properties, Inc.
Lease Expiration Schedule and Lease Termination Income at Share
As of June 30, 2005

Lease Expiration Schedule (a) (b)

	All Expirations			Expirations at Share
		Square
	Base Rent	Footage	Rent/Sq. Ft.	Base Rent	Square Footage	Rent/Sq. Ft.
Consolidated
2005	$48,206,829	1,613,430	$29.88	$48,206,829	1,613,430	$29.88
2006	101,503,663	3,485,106	29.12	101,503,663	3,485,106	29.12
2007	105,844,313	3,470,199	30.50	105,844,313	3,470,199	30.50
2008	107,066,679	3,368,492	31.78	107,066,679	3,368,492	31.78
2009	118,768,829	3,134,652	37.89	118,768,829	3,134,652	37.89
2010	125,134,629	3,412,180	36.67	125,134,629	3,412,180	36.67
2011	89,502,632	2,420,657	36.97	89,502,632	2,420,657	36.97
2012	111,314,630	2,801,300	39.74	111,314,630	2,801,300	39.74
2013	124,546,022	2,064,608	60.32	124,546,022	2,064,608	60.32
2014	82,121,027	2,240,060	36.66	82,121,027	2,240,060	36.66
Subsequent	94,907,121	2,723,728	34.84	94,907,121	2,723,728	34.84

Total	$1,108,916,374	30,734,412	$36.08	$1,108,916,374	30,734,412	$36.08

	All Expirations			Expirations at Share (b)
		Square
	Base Rent	Footage	Rent/Sq. Ft.	Base Rent	Square Footage	Rent/Sq. Ft.
Unconsolidated
2005	$25,335,060	679,349	$37.29	$12,373,943	332,768	$37.18
2006	58,756,400	1,770,049	33.19	28,300,875	861,271	32.86
2007	51,608,793	1,471,231	35.08	24,568,885	704,828	34.86
2008	51,630,824	1,466,836	35.20	24,827,999	704,274	35.25
2009	47,574,344	1,215,241	39.15	22,565,559	581,013	38.84
2010	52,860,310	1,288,119	41.04	25,689,483	623,723	41.19
2011	52,446,962	1,298,449	40.39	25,455,114	630,142	40.40
2012	54,116,469	1,270,591	42.59	25,462,655	604,462	42.12
2013	50,122,828	1,306,978	38.35	23,566,292	620,584	37.97
2014	47,068,335	1,259,016	37.39	22,530,214	608,402	37.03
Subsequent	54,349,419	1,578,685	34.43	25,877,187	755,208	34.26

Total	$545,869,744	14,604,544	$37.38	$261,218,206	7,026,675	$37.18

Grand Total	$1,654,786,118	45,338,956	$36.50	$1,370,134,580	37,761,087	$36.28

(a)	Excludes leases on Mall Stores of 30,000 square feet or more and tenants paying percentage rent in lieu of base minimum rent.

(b)	Expirations at share reflect the company’s direct or indirect ownership interest in a joint venture.

Lease Termination Income at Share (d)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004 (c)	2005	2004 (c)
Consolidated	$6,707,217	$2,274,294	$9,273,397	$5,262,984
Unconsolidated	1,507,476	1,136,645	2,020,714	1,487,674

Total Termination Income at Share	$8,214,693	$3,410,939	$11,294,111	$6,750,658

(c)	6/30/2004 data does not include results from the Rouse portfolio, acquired November 12, 2004.

(d)	Includes retail only.

Developments, Expansions & Acquisitions

General Growth Properties, Inc.
Developments in Progress *
(New and Redevelopment Projects)
(dollars in thousands)
As of June 30, 2005

			Unconsolidated
	Consolidated		Properties
	Properties		@ GGP Share	Total
Ala Moana Center (Honolulu, HI)	$61,733	(b)		$61,733
Circle T (Westlake (Dallas), TX)			12,997	12,997
Eastridge Mall (San Jose, CA)			42,659	42,659
Elk Grove Promenade (Elk Grove (Sacramento), CA)	15,598			15,598
Jordan Creek Town Center (West Des Moines, IA)	15,590	(b)		15,590
Kenwood Towne Centre (Cincinnati, OH)			10,267	10,267
Lincolnshire Commons (Lincolnshire, IL)	12,078			12,078
Natick West (Natick (Boston), MA)			17,726 (c)	17,726
Otay Ranch (East Chula Vista, CA)			13,631	13,631
Redlands Mall (Redlands, CA)	16,090	(c)		16,090
River Falls Mall (Clarksville, IN)	12,261			12,261
Shops at La Cantera (San Antonio, TX)	255,580	(a)		255,580
Summerlin Town Center (Las Vegas, NV)	50,561			50,561
The Shops at Fallen Timbers (Maumee (Toledo), OH)	22,998			22,998
West Kendall Center (West Kendall, FL)	32,867			32,867
West Windsor Center (Princeton, NJ)	42,204			42,204
Woodlands community (The Woodlands, TX)			13,817 (c)	13,817
All other projects (of $10 million or less each)	98,179		42,796	140,975

Total Construction in Progress	$635,739		$153,893	$789,632

*	Represents construction in progress per balance sheet as of June 30, 2005.

(a)	Includes a $120 million purchase accounting mark-to-market adjustment.

(b)	Project is substantially complete. Costs pertain to the portion of the project not yet complete.

(c)	Amounts paid for land and pre-development costs.

General Growth Properties, Inc.
Developments & Expansions
Approved Redevelopment Projects (over $10 million)

		Forecasted
		Cost ($millions	Projected
Property	Description	at share)	Opening

Boise Towne Square Boise, ID	Food court renovation with addition of square footage, family restrooms and new restaurants	13.7	Q1 2007

Bridgewater Commons Bridgewater, NJ	Development of a 94,000 sf life style center (Forecasted cost is before purchase price allocation adjustment)	14.2	Q3 2006

Carolina Place	Lifestyle addition with an REI, Linens ‘N Things, Barnes & Noble and
Pineville, NC	two restaurant outparcels; renovation of food court and restrooms; refurbishing of mall interior	14.8	Q4 2006

Clackamas Town Center Portland, OR	Lifestyle addition in two phases including interior renovation and parking structure	45.4	Q2 2007

Coastland Center Naples, FL	Streetscape and interior renovation	40.7	Q2 2006

Cumberland Mall Atlanta, GA	Demolish old JCPenney along with a portion of parking lot and replace with Costco	17.9	Q3 2006

Cumberland Mall Atlanta, GA	Buy vacant Macy’s space and convert to a one-level lifestyle center	35.0	Q3 2006

Eastridge Mall San Jose, CA	Renovation and remerchandising of interior including the repositioning of the food court and the addition of a streetscape and an AMC theater	66.3	Q4 2005

First Colony Sugarland, TX	Lifestyle addition with 19 retailers and 4 restaurants	31.3	Q3 2006

Galleria at Tyler Riverside, CA	Addition of retail, restaurants, theater and parking structure	23.8	Q4 2006

Kenwood Towne Centre Cincinatti, OH	Development of a streetscape consisting of 81,000 sf of additional GLA, parking lot renovation and reconfiguration, common area enhancements and new graphics	17.9	Q4 2005

Mayfair Wauwautosa, WI	Addition of Cheesecake Factory, Crate & Barrel, Wild Fire and a parking deck	27.5	Q4 2005

NewPark Mall Newark, CA	Addition of a theater, 3 parking decks, 3 restaurant pads and a big box bump-out	48.1	Q2 2007

North Star Mall San Antonio, TX	Renovation of mall interior, including reconfiguration of the main court, new signage and exterior canopies (Forecasted cost is before purchase price allocation adjustment.)	25.2	Q3 2006

River Falls Mall Clarksville, IN	Purchase of Wal-Mart and Dillard’s building, and an addition of Bass Pro Shop, five big boxes and a theater	67.5	Q1 2006

River Hills Mall Mankato, MN	Relocate Scheel’s All Sports and add Barnes & Noble	16.7	Q1 2007

Victoria Ward Centers Honolulu, HI	Village shops	170.1	Q2 2007

General Growth Properties, Inc.
Developments & Expansions
New Development Projects Under Construction

		Forecasted
		Cost ($millions
Property	Description	at share)	Opening

Lincolnshire Commons Lincolnshire, IL	Specialty center with restaurants	35.5	Q3 2006

Shops at La Cantera San Antonio, TX	An open air center anchored by Nieman’s, Nordstrom, Dillard’s and Foley’s (Forecasted cost is before purchase price allocation adjustment)	205.6	Q3 2005
New Projects in Pre-development

			Possible
Property	Description	Ownership %	Opening

Allen Center Allen, TX	Mixed-used development incorporating retail, entertainment, residential and light office	100%	Q3 2007

Benson East Benson, MD	Development which includes shops, big box and restaurants	100%	Q4 2006

Bridges at Mint Hill Charlotte, NC	Development anchored by Belks and two other department stores	100%	Q4 2007

Circle T Westlake, TX	Development of a 1.3 million sf center	100%	Q4 2007

Elk Grove Promenade Elk Grove, CA	1.3 million sf open air lifestyle center with retail, entertainment and big box components	100%	Q2 2007

North Haven Mall North Haven, CT	Development located on 160 acres that will include three department stores, a strong mix of retailers, lifestyle tenants and a cinema	100%	Q4 2008

Otay Ranch Chula Vista (San Diego), CA	800,000 sf open air lifestyle center	50%	Q4 2006

Pinnacle Hills Promenade Rogers, AK	An open air hybrid center featuring Dillard’s and JCPenney department stores	50%	Q3 2006

Summerlin Town Center Las Vegas, NV	1 million sf center located in the center of the Summerlin community that will include four department stores and a strong mix of upscale retailers	100%	Q2 2008

The Shops at Fallen Timbers Maumee (Toledo), OH	750,000 sf open air lifestyle center featuring Dillard’s, one additional department store and a cinema	100%	Q3 2006

West Kendall Center West Kendall, FL	600,000 sf center that will include a Dillard’s and a wide range of retailers in an open-air configuration	100%	Q3 2008

West Windsor Center West Windsor (Princeton), NJ	800,000 sf center that will include two department stores, restaurants and a lifestyle component	100%	Q2 2008

Vista Commons Las Vegas, NV	99,000 sf neighborhood shopping center in the Summerlin community	100%	Q3 2006

General Growth Properties, Inc.
Acquisitions
Through June 30, 2005

(a) Acquisition purchase prices are reflected at 100%
(b) Does not include JP Realty Community Centers/Industrial Parks
(c) Includes Rouse regional shopping centers, but does not include Rouse community centers, office properties and planned communities
Pending Acquisitions

					Minimum
			Total Retail		Purchase Price
Property	Location	Purchase Date	GLA	Ownership	**
Grand Canal Shoppes — The Palazzo	Las Vegas, NV	Q3 2007	**	100%	$250.0 million

**	Price is subject to possible upward adjustments based upon the actual square footage built and the actual net operating income achieved during the 30 months after opening.